Restructuring Charges	6 Months Ended
Jun. 30, 2021
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring Charges
During the six months ended June 30, 2021, the Company recorded restructuring charges of $0.3 million. The restructuring charges primarily related to severance costs resulting from the reorganization and realignment of resources of the Company's shared service function.

During the three and six months ended June 30, 2020, the Company recorded restructuring charges of $4.6 million and $7.0 million, respectively. The restructuring charges primarily related to severance costs resulting from the expected termination of the management contract for an FSO unit based in Australia; the severance costs were partially recovered from the customer and the recovery is included in revenues. Restructuring costs also included severance costs resulting from the reorganization and realignment of resources of the Company's shared service function of which a portion of the costs were recovered from the customer, Altera, and the recovery is presented in revenue. The 2020 restructuring charges also related to the termination of the contract for the Banff FPSO.

At June 30, 2021 and December 31, 2020, $0.9 million and $2.4 million, respectively, of restructuring liabilities were recorded in accrued liabilities and other on the unaudited consolidated balance sheets.